UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 17, 2017 (March 15, 2017)

INVESTORS REAL ESTATE TRUST

(Exact name of Registrant as specified in its charter)

North Dakota	001-35624	45-0311232
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1400 31st Avenue SW, Suite 60
Post Office Box 1988
Minot, ND 58702-1988

(Address of principal executive offices) (Zip code)

(701) 837-4738

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Amendment to the 2015 Incentive Plan

On March 15, 2017, the Board of Trustees approved a technical amendment to the Company’s 2015 Incentive Plan to reflect new guidance issued by the Financial Accounting Standards Board (“FASB”) under it Accounting Standards Update 2016-09 on Topic 718, which, among other things, now allows companies to withhold shares upon settlement of equity awards for tax purposes using rates up to the maximum statutory withholding requirements without triggering variable accounting. Prior guidance permitted withholding only up to the minimum tax rates to avoid variable accounting. In accordance with such change in accounting guidance, Section 12.08 of the 2015 Incentive Plan has been revised to remove the minimum withholding limitation and permit withholding up to the maximum statutory requirements.

The above description of the 2015 Incentive Plan as Amended and Restated effective March 15, 2017 (“Plan”) is a summary only and is qualified in its entirety by reference to the Plan, which is filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Item 5.03.                                        Amendments in Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)                                 On March 15, 2017, the Board of Trustees revised the Company’s bylaws by adopting the Fifth Restated Trustee’s Regulations (Bylaws) (“Revised Bylaws”). The Revised Bylaws permit either the Chief Executive Officer or a majority of the Trustees to call a special shareholder meeting (to coordinate with the Company’s Articles of Amendment and Third Restated Declaration of Trust); allow Trustees to participate remotely in Board meetings; remove provisions that are contained in the Company’s Governance Guidelines; expand the types of officers and their duties; permit the Board to designate alternative committee members to replace absent or disqualified members; add voting, quorum, written consent and remote participation provisions for committees similar to those for the Board; and replace Company policies with a provision that the Board may adopt, amend and terminate any policies with respect to investments by the Company.

The above description of the Revised Bylaws is a summary only and is qualified in its entirety by reference to the full text of the Revised Bylaws, which is filed with this Current Report on Form 8-K as Exhibit 3.2 and is incorporated herein by reference.

Item 9.01                                           Financial Statements and Exhibits

(d)                                 Exhibits. The following exhibits are being filed or furnished, as applicable, herewith.

Exhibit
Number	Description

3.2	Fifth Restated Trustee’s Regulations (Bylaws) of Investors Real Estate Trust, adopted on March 15, 2017.

10.1	Investors Real Estate Trust 2015 Incentive Plan, as Amended and Restated Effective March 15, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVESTORS REAL ESTATE TRUST

Date: March 17, 2017	By:	/s/ Timothy P. Mihalick
Timothy P. Mihalick
Chief Executive Officer